Exhibit 10.9

NICHOLAS FINANCIAL, INC. Automobile Dealer Retail Agreement

Non-Recourse Dealer Retail Agreement

The undersigned Dealer proposes to sell to the undersigned Nicholas Financial, Inc. (NFI), from time to time, Promissory Notes, Security Agreements, Retail Installment contracts, Conditional Sales Contracts, or other instruments hereinafter referred to as “Contracts”, evidencing installment payment obligations owing Dealer arising from the time sale of motor vehicle(s) and secured by such Contracts. It is understood that NFI shall have the sole discretion to determine which Contracts it will purchase from Dealer.

1.	Dealer represents and warrants that Contracts submitted to NFI for purchase shall represent valid, bona fide sales for the respective amount therein set forth in such Contracts and that such Contracts represent sales of motor vehicles owned by the Dealer and are free and clear of all liens and encumbrances.

2.	Upon purchase by NFI of any contracts hereunder from dealer, dealer shall endorse and assign to NFI the obligations and all pertinent security, security instruments, along with such provisional endorsements as may be stipulated for such contracts purchased by NFI.

3.	This Agreement, and sums payable hereunder, may not be assigned by Dealer without written consent of NFI.

4.	Dealer acknowledges that NFI charges an acquisition fee and a $75.00 loan processing charge on all contracts purchased and funded by NFI. The acquisition fee and loan processing charge are taken from Dealer Proceeds and are Non-Refundable. The amount is disclosed on each transaction and is set by Nicholas Financial, Inc.

5.	Perfection of Security Interest: For each Contract purchased by NFI, Dealer shall, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, file and record all documents necessary to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle and shall send NFI all security interest filing receipts. A Contract shall be subject to Repurchase for the life of the Contract if NFI suffers a loss due to the Dealership’s failure to (1) file and record, within 20 days of the date of the Contract or within a lesser time period if required by applicable law, all documents required to properly perfect the valid and enforceable first priority security interest of NFI in the Vehicle; (2) send NFI the filing receipts reflecting said perfection.

6.	Indemnity: As a separate and cumulative obligation, Dealer shall defend and hold NFI harmless from any and all claims, defenses, offsets, damages, suits, administrative or other proceedings, cost (including reasonable attorney’s fees), expenses, losses, and liabilities. (Collectively Claims) arising out of connected with or relating to the Contract or the goods or services sold there under. Timing of indemnification is within 7 days of demand by NFI.

7.	Add-on Products and Services:

a.	Defined. “Add-on Products and Services,” or “APS,” shall mean service contracts, mechanical breakdown contracts, GAP contracts, credit life and credit accident and health insurance. In addition, the term shall include other products and services acceptable to and approved in writing by NFI from time to time.

b.	Cancellation of APS. If APS has been sold by the Dealer and financed in a Contract purchased by NFI, Dealer agrees that such APS shall be cancelable upon demand by Buyer. Upon such cancellation, Dealer shall immediately notify NFI that the Buyer has canceled the APS. Upon cancellation, Buyer shall be entitled to a refund of the unearned portion of the cash price of the APS as provided in the APS Contract or as may otherwise be required by law, whichever is greater. As between NFI and Dealer, Dealer agrees to pay to NFI, as appropriate, any refund due to Buyer under the terms of an APS Contract. Dealer’s liability under this Section shall be limited to the amount Dealer collected and retained or otherwise received, directly or indirectly, in connection with the sale of the APS.

8.	Privacy: Dealer shall not make any unauthorized disclosure of, or use any personal information of individual consumers which it receives from NFI or on NFI’s behalf other than to carry out the purposes for which such information is received. NFI and Dealer shall comply in all respects with all applicable requirements of Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations.

9.	No Provisions hereof may be modified, changed or supplemented, unless both parties agree to the amendment in writing.

Nicholas Financial, Inc.	Dealer:

By:	By:

Date:	Date:

DEALER NAME	DEALER NAME
1 STOP MOTORSPORTS	AJ’S AUTO
1ST CHOICE AUTO SALES	ALABAMA DIRECT AUTO
1ST CHOICE AUTO SALES INC	ALEXANDRIA MOTORS INC
1ST CLASS AUTO SALES	ALFA MOTORS
1ST FINANCIAL SERVICES	ALL AMERICAN AUTO MART
24/7 MOTORS LLC	ALL CREDIT CAR SALES LLC
247 AUTO SALES	ALL SEASONS AUTO SALES
3 BROTHERS INC	ALL STAR AUTO GROUP LLC
301CARSALES.COM	ALL STAR DODGE CHRYSLER JEEP
305 AUTO WHOLESALE CORP	ALL STAR MOTORS INC
31 W AUTO BROKERS INC	ALL WHEEL AUTO
4 WHEELS OF FOX LAKES SALES	ALLAN VIGIL FORD
4042 MOTORS LLC	ALLANS SHOWCASE
44 AUTO MART	ALLEN TURNER AUTOMOTIVE
60 WEST AUTO SALES LLC	ALLSTAR MOTORS, INC.
83 AUTO SALES LLC	ALMA CHEVROLET BUICK GMC
A & D MOTORS, INC.	AL’S AUTO MART
A & S GRAND AVE	ALTERNATIVES
A 1 AUTO SALES INC	AMERICAN AUTO SALES OF CLOVER
A CAR AUTO SALES & LEASING	AMERICAN AUTO SALES WHOLESALE
A CAR LOT INC	AMERICAN PRESTIGE AUTOS INC
A LOT OF USED CARS	AMERIFIRST AUTO CENTER, INC.
A.R.J.‘S AUTO SALES, INC	AMS CARS
A1 AUTO SALES	ANDERSON AUTOMOTIVE GROUP INC
A7AUTO.COM LLC	ANDRADE AUTO EXCHANGE INC
AAA AUTOMOTIVE LLC	ANDY MOHR BUICK PONTIAC GMC
AACC AUTO CAR SALES, INC	ANDY MOHR CHEVROLET, INC.
ABBY’S AUTOS, INC.	ANDY MOHR TOYOTA
ABERNATHY’S AUTO SALES	ANGRY CARS
ABES AUTO SALES	ANNIE RAE INC
ACCURATE AUTOMOTIVE OF	ANSWER ONE MOTORS
ACE AUTO STAR LLC	ANTHONY PONTIAC GMC BUICK INC
ACE AUTOSPORTS LLC	ANY CREDIT AUTO SALES LLC
ACTION AUTO SALES	APPROVAL AUTO CREDIT INC.
ADAMSON FORD LLC	ARB WHOLESALE CARS INC
ADS AUTO DISCOUNT SALES INC	ARBOGAST BUICK PONTIAC GMC
ADVANCED AUTO & TRUCK	ARC AUTO LLC
ADVANCED AUTO BROKERS, INC.	ARCH ABRAHAM NISSAN LTD
ADVANTAGE CAR & CREDIT	ARCH AUTO SALES
ADVANTAGE FORD OF STUART, INC	ARENA AUTO SALES
ADVENTURE CHRYSLER JEEP	ARES FINANCIAL SERVICES LLC
ADVENTURE SUBARU LLC	ARLINGTON AUTO SALES INC
AFFORDABLE AUTO AUCTION	ART MOEHN CHEVROLET, CO.
AFFORDABLE RENTAL SALES	ASSET AUTOMOTIVE LLC

DEALER NAME	DEALER NAME
ATCHINSON FORD SALES	AUTO PROFESSIONAL CAR SALES
ATL AUTO TRADE INC	AUTO RITE, INC
ATL AUTOS .COM	AUTO SALES OF WINTER GARDEN
ATLANTA LUXURY MOTORS INC	AUTO SELECT
ATLANTIS RENT A CAR AND	AUTO SELECT INC
AUCTION DIRECT USA	AUTO SENSATION USA, INC.
AUTO AMERICA	AUTO SMART
AUTO B GOOD	AUTO SOURCE CAROLINA LLC
AUTO BANK	AUTO SOURCE UNLIMITED LLC
AUTO BANK, INC.	AUTO SPECIALISTS
AUTO BAZAAR	AUTO SPORT, INC.
AUTO CITY LLC	AUTO TRADE GROUP INC
AUTO CLUB OF MIAMI	AUTO TRADEMARK
AUTO CREDIT	AUTO TREND WHOLESALE
AUTO CREDIT EXPRESS LLC	AUTO VILLA
AUTO DIRECT	AUTO VILLA WEST
AUTO DIRECT COLUMBUS OH	AUTO WAREHOUSE INC
AUTO DIRECT PRE-OWNED	AUTO WEEKLY SPECIALS
AUTO EXPRESS ENTERPRISE INC	AUTO WISE AUTO SALES
AUTO EXPRESS INC	AUTO WISE BUYING SERVICE INC
AUTO EXTREME INC	AUTO WORLD
AUTO GALAXY INC	AUTODEALS.ME LLC
AUTO GROUP USA	AUTODRIVE, LLC
AUTO LAND AUTO SALES INC	AUTOLAND
AUTO LIBERTY OF ARLINGTON	AUTOLAND USA AT SMYRNA
AUTO LINE, INC.	AUTOMAC USA INC
AUTO LIQUIDATORS OF TAMPA, INC	AUTOMART #1 LLC
AUTO MAC 2	AUTOMATIC AUTO CREDIT
AUTO MARKET	AUTOMAX
AUTO MART, INC.	AUTOMAX
AUTO MASTERS	AUTOMAX AUTO SALES INC
AUTO MASTERS OF HERMITAGE LLC	AUTOMAX OF ANDERSON
AUTO MAX	AUTOMAX OF GREENVILLE
AUTO MAX USA LLC	AUTOMAX OF GREER
AUTO NETWORK OF THE TRIAD LLC	AUTOMONDEX INC
AUTO NETWORK, INC.	AUTOMOTIVE DIRECT USA INC
AUTO PARK CORPORATION	AUTONET GROUP LLC
AUTO PASS SALES & SERVICE CORP	AUTONOMICS
AUTO PLAY LLC	AUTOPLEX
AUTO PLAZA INC	AUTOPLEX IMPORT
AUTO PLAZA USA	AUTOPLEX, LLC
AUTO PLUS OF SMITHVILLE LLC	AUTORAMA PREOWNED CARS
AUTO POINT USED CAR SALES	AUTOS ONLINE
AUTO PROFESSION CAR SALES 2	AUTOSHOW SALES AND SERVICE

DEALER NAME	DEALER NAME
AUTOSPORTS	BEST BUY MOTORS
AUTOWAY CHEVROLET	BEST CAR PRICE USA, INC.
AUTOWAY TOYOTA	BEST CARS KC INC
AUTOWORLD USA	BEST DEAL AUTO SALES
AVIS FORD	BEST FOR LESS AUTO INC
AXELROD PONTIAC	BEST VALUE AUTO SALES INC
AZZA MOTORS, INC.	BETTER AUTOMALL LLC
B & W MOTORS	BEV SMITH KIA
BAKER BUICK GMC CADILLAC	BEXLEY MOTORCAR COMPANY LLC
BALLAS BUICK GMC	BIG BLUE AUTOS, LLC
BALTIMORE WASHINGTON AUTO	BIG BOYS TOYS FLORIDA LLC
BANK AUTO SALES	BIG O DODGE OF GREENVILLE, INC
BARBIES AUTOS CORPORATION	BILL BLACK CHEVROLET,
BARRETT & SONS USED CARS	BILL BRYAN CHRYSLER DODGE JEEP
BARTS CAR STORE	BILL CLOUGH FORD INC
BARTS CAR STORE INC	BILL ESTES CHEVROLET
BASELINE AUTO SALES, INC.	BILL KAY CHEVROLET GEO INC
BASIC AUTO SALES	BILL MAC DONALD FORD INC
BATES FORD INC	BILL MARINE FORD INC
BAY PINES AUTO SALES	BILL OWENS AUTO SALES
BEACH AUTO BROKERS, INC	BILLS & SON AUTO SALES INC
BEACH AUTO KINGS	BILLS AUTO SALES & LEASING,LTD
BEACH BLVD AUTOMOTIVE, INC	BILLY RAY TAYLOR AUTO SALES
BEACH BOULEVARD AUTOMOTIVE INC	BILTMORE MOTOR CORP.
BEACHSIDE RIDE	BLACKSTONE IMPORTS OF
BEAR VALLEY VEHICLE SALES INC	BLACKWELL MOTORS INC
BEASLEY-CROSS PRE OWNED INC	BLAKE HOLLENBECK AUTO SALES IN
BEAU TOWNSEND FORD	BLOOMINGTON AUTO CENTER
BEAU TOWNSEND NISSAN, INC.	BLOSSOM CHEVROLET, INC.
BECK’S AUTO	BLUE SPRINGD FORD SALES INC
BEDFORD AUTO WHOLESALE	BLUESLADE MOTOR CARS LLC
BEEJAY AUTO SALES INC	BOB JEANNOTTE BUICK GMC TRUCK
BELAIR ROAD DISCOUNT AUTO	BOB KING’S MAZDA
BELLS AUTO SALES	BOB MAXEY LINCOLN-MERCURY
BEN DAVIS CHEVROLET OLDSMOBILE	BOB MONTGOMERY CHEVROLET, INC.
BEN MYNATT NISSAN	BOB STEELE CHEVROLET INC.
BENSON NISSAN	BOBB SUZUKI
BEREA AUTO MALL	BOBBY LAYMAN CHEVROLET, INC.
BERGER CHEVROLET	BOBBY MURRAY TOYOTA
BERKELEY FORD	BOSAK HONDA
BERMANS AUTOMOTIVE, INC.	BOULEVARD AUTO SALES & LEASING
BESSEMER AL AUTOMOTIVE LLC	BOYD’S AUTO SALES
BEST BUY AUTO SALES AT THE	BRAD WINDHAMS USED CARS INC
BEST BUY AUTO SALES OF TAMPA	BRAD’S USED CARS

DEALER NAME	DEALER NAME
BRAMAN HONDA OF PALM BEACH	CAR MART FL.COM
BRAMLETT PONTIAC INC	CAR SOURCE, LLC.
BRANDON MITSUBISHI	CAR WORLD OF PALM BEACH, INC.
BROTHER’S AUTO SALES	CAR ZONE
BROWN’S AUTO SALES	CAR ZONE
BRYANT USED CARS	CAR ZONE
BUCKEYE CITY AUTOMOTIVE GROUP	CARDINAL MOTORS INC
BUCKEYE FORD LINCOLN MERC OF O	CARDIRECT LLC
BUCKEYE NISSAN, INC.	CAREY PAUL HONDA
BUDS AUTO SALES	CARL GREGORY CHRYSLER-DODGE-
BURNS CHEVROLET, INC	CARMART AUTO SALES, INC.
BUTLER MOTOR CO. INC	CARMART AUTOMALL LLC
BUY RIGHT AUTOMOTIVE, LLC	CARMASTERS OF ARLINGTON
BUYERS CHOICE AUTO CENTER LLC	CARMIKES, INC.
BUZZ KARZ LLC	CARNECTIONS
BYERLY FORD-NISSAN, INC	CARNECTIONS
BYERS CHEVROLET LLC	CAROLINA AUTO EXCHANGE
BYERS IMPORTS	CAROLINA AUTO SPORTS
BYERS KIA	CAROLINA MOTORCARS
BYRONS AUTO SALES	CARPORT SALES & LEASING, INC.
C & D AUTO EXCHANGE	CARROLLTON MOTORS
C & J AUTO WORLD LLC	CARS & CREDIT OF FLORIDA
CADILLAC OF NOVI INC	CARS & TRUCKS
CAITO CAR COMPANY	CARS 4 U
CALVARY CARS & SERVICE, INC	CARS N CARS, INC.
CANDY’S AUTO WORLD INC	CARSMART, INC.
CANNON BUICK-MITSUBISHI	CARZ, INC.
CANNON USED CARS, INC	CARZONE USA
CAPITAL AUTOMOTIVE SALES	CASCADE AUTO GROUP, LTD
CAPITAL FORD INC	CASTLE AUTO OUTLET, LLC
CAPITAL MOTORS	CASTLE USED CARS
CAPITAL MOTORS LLC	CASTRIOTA CHEVROLET GEO INC.
CAPITOL AUTO	CAVALIER AUTO SALES INC
CAPITOL CADILLAC	CBF MOTORS LLC
CAR BAZAAR INC OF FRANKLIN	CC MOTORS INC
CAR CENTRAL	CENTERVILLE AUTO MART
CAR CITY USA LLC	CENTRAL PONTIAC INC.
CAR COLLECTION, INC.	CENTURY BUICK
CAR CONCEPTS REMARKETING	CERTIFIED AUTO DEALERS
CAR COUNTRY	CHAMPION PREFERRED AUTOMOTIVE
CAR CREDIT INC	CHARLES BARKER PREOWNED OUTLET
CAR DEALZ	CHARLES MOTOR CO.
CAR DEPOT	CHARLOTTE MOTOR CARS LLC
CAR FINDERS, LLC	CHARS CARS LLC

DEALER NAME	DEALER NAME
CHASE AUTO GROUP	COUGHLIN FORD OF CIRCLEVILLE
CHATHAM PARKWAY TOYOTA	COUGHLIN HYUNDAI
CHIP’S CARS	COUGHLIN LONDON AUTO INC
CHOICE AUTO SALES	COUNTRY HILL MOTORS INC
CHOICE AUTOMOTIVE GROUP	COUNTRY HILL MOTORS, INC.
CHRIS CARROLL AUTOMOTIVE	COUNTRYSIDE FORD OF CLEARWATER
CHRIS MOTORS AUTO SALES	COURTESY CHRYSLER DODGE JEEP
CHRIS SPEARS PRESTIGE AUTO	COURTESY CHRYSLER JEEP DODGE
CIRCLE CITY ENTERPRISES, INC.	COURTESY FORD
CITI CARS, INC.	COURTESY NISSAN
CITY HYUNDAI	COURTESY TOYOTA
CITY MOTORS FLORIDA LLC	COX CHEVROLET INC
CITY STYLE IMPORTS INC	COX TOYOTA/SCION
CITY USED CARS, INC	COYLE CHEVROLET
CJ’S AUTO SALES	CRAIG & BISHOP, INC.
CJ’S AUTO STORE	CRAIG & LANDRETH INC
CLARK CARS INC	CRAMER HONDA OF VENICE
CLARK’S SUNSHINE	CREDIT MASTER AUTO SALE INC
CLASSIC AUTO DEALER	CREDIT UNION REMARKETING
CLASSIC CADILLAC SAAB	CREDITMAX AUTO GROUP
CLEAN CARS	CREEL MOTORS
CLEARWATER CARS INC	CRENCOR LEASING & SALES
CLIFT BUICK GMC	CRM MOTORS, INC.
CLINTON FAMILY FORD	CRONIC CHEVROLET, OLDSMOBILE-
COAST TO COAST AUTO SALES	CROSSGATE MOTORS, INC.
COASTAL AUTOMOTIVE INC	CROWN AUDI
COGGIN HONDA	CROWN AUTO DEALERSHIPS INC.
COLONIAL PONTIAC	CROWN BUICK GMC
COLUMBUS AUTO RESALE, INC	CROWN HONDA
COLUMBUS AUTO WAREHOUSE LLC	CROWN KIA
COLUMBUS CAR TRADER	CROWN KIA
COMMONWEALTH DODGE LLC	CROWN MOTORS INC
CONEXION AUTO SALES	CROWN NISSAN
CONWAY RV	CROWN NISSAN
CONYERS AUTO MAX	CROWN NISSAN GREENVILLE
COOK & REEVES CARS INC	CRYSTAL LAKE CHRYSLER JEEP INC
COOK MOTOR COMPANY	CRYSTAL TRUCK CENTER
CORLEW CHEVROLET CADILLAC OLDM	CURRIE MOTORS DRIVERS EDGE
CORPORATE FLEET MANAGEMENT	CURRIE MOTORS FRANKFORT INC
CORTEZ MOTORS	CURRY HONDA
COUCH MOTORS LLC	D & J MOTORS, INC.
COUGHLIN AUTOMOTIVE- PATASKALA	D & R TRUCK AND AUTO
COUGHLIN CHEVROLET- NEWARK	DAN CUMMINS CHV BUICK PONTIAC
COUGHLIN CHEVROLET OF	DAN HATFIELD AUTO GROUP

DEALER NAME	DEALER NAME
DAN TOBIN PONTIAC BUICK GMC	DONS AUTOMOTIVE GROUP LLC
DAN TUCKER AUTO SALES	DORAL AUTO MALL
DANE’S AUTO SALES LLC	DORAL CARS OUTLET
DAVCO AUTO LLC	DOTSON BROS CHRYS DODGE PLYM
DAVE EDWARDS TOYOTA	DOUG MARINE MOTORS INC
DAVES JACKSON NISSAN	DOWN HOME MOTORS LLC
DAVID SMITH AUTOLAND, INC.	DRIVER SEAT AUTO SALES LLC
DAWSONS AUTO & TRUCK SALES INC	DRIVERIGHT AUTO SALES, INC.
DAYTON ANDREWS INC.	DRIVERS WORLD
DBA AUTONATION CHEVROLET	DRIVEWAYCARS.COM
DEACON JONES AUTO PARK	DRIVING DREAMS AUTO SALES LLC
DEACON JONES NISSAN LLC	DRY RIDGE TOYOTA
DEALERS CHOICE MOTOR COMPANY	DUBLIN CADILLAC NISSAN GMC
DEALS ON WHEELS	DUGAN CHEVROLET PONTIAC
DEALS ON WHEELS WHOLESALE LLC	DUKE IMPORTS, INC.
DEALZ AUTO TRADE	DULUTH AUTO EXCHANGE
DEALZ ON WHEELZ LLC	DUNN CHEVROLET OLDS INC.
DEAN SELLERS, INC.	DURAN MOTOR SPORTS INC
DEECO’S AUTO SALES INC	DUVAL FORD
DENNIS AUTO POINT	DYNASTY MOTORS
DENNY’S AUTO SALES, INC.	E AUTO SOLUTIONS
DEPENDABLE MOTOR VEHICLES INC	EAGLE AUTO STORE INC
DESTINYS AUTO SALES	EAGLE ONE AUTO SALES
DIAMOND II AUTO SALES, INC.	EARL TINDOL FORD, INC.
DIAMOND MOTORS OF DAYTONA	EAST ANDERSON AUTO SALES
DIANE SAUER CHEVROLET, INC.	EAST LAKE TRUCK & CAR SALES
DICK SCOTT NISSAN, INC.	EAST ORLANDO KIA
DIRECT AUTO EXCHANGE, LLC	EASTERN SHORE AUTO BROKERS INC
DIRECT SALES & LEASING	EASY AUTO AND TRUCK
DISCOUNT AUTO BROKERS	EASY FINANCE AUTO
DISCOUNT MOTOR MALL, INC.	EAZY RIDE AUTO SALES LLC
DIVERSIFIED AUTO SALES	ECONO AUTO SALES INC
DIVINE AUTO SALES	ECONO MOTORS.NET
DIXIE IMPORT INC	ECONOMIC AUTO SALES INC
DM MOTORS, INC.	ECONOMY AUTO MART
DODGE OF ANTIOCH INC	ED MARTIN PONTIAC GMC
DOMESTIC ACQUISITIONS	ED NAPLETON ELMHURST IMPORTS I
DON AYERS PONTIAC INC	ED NAPLETON HONDA
DON HINDS FORD, INC.	ED SCHMID FORD INC
DON MARSHALL CHYSLER CENTER	ED TILLMAN AUTO SALES
DON MEALEY CHEVROLET	ED VOYLES HONDA
DON MOORE CHEVROLET CADILLAC	ED VOYLES HYUNDAI
DON REID FORD INC.	ED VOYLES KIA OF CHAMBLEE
DON WOOD AUTOMOTIVE LTD	EDDIE ANDRESON MOTORS

DEALER NAME	DEALER NAME
EDDIE AUTO BROKERS	FAMILY KIA
EDDIE CRAIGS EXPRESS	FANELLIS AUTO
EDDIE MERCER AUTOMOTIVE	FARMINGTON’S FINEST USED CARS
EDGE MOTORS	FAST AUTO SALES, LLC
EDWARDS CHEVROLET CO	FENTON NISSAN OF TIFFANY SPRGS
EJ’S QUALITY AUTO SALES, INC.	FERMAN CHEVROLET
ELITE AUTO	FERMAN CHRYSLER JEEP DODGE AT
ELITE AUTO SALES OF ORLANDO	FERMAN CHRYSLER PLYMOUTH
ELITE CAR OUTLET INC	FERMAN NISSAN
ELITE CAR SALES OF CLEARWATER	FIAT OF SAVANNAH
ELITE CAR SALES WEST INC	FIAT OF WINTER HAVEN
ELITE IMPORTS	FIRKINS C.P.J.S.
ELITE MOTORS	FIRST CHOICE AUTOMOTIVE INC
ELITE MOTORS, INC.	FIRST CLASS AUTO CHOICE
EMPIRE AUTO SALES & SERVICE	FIRST STOP AUTO SALES
EMPIRE AUTOMOTIVE GROUP	FISCHER NISSAN INC.
ENGLEWOOD FORD	FITZGERALD MOTORS, INC.
ENTERPRISE	FIVE POINTS AUTO GROUP INC
ENTERPRISE CAR SALES	FIVE STAR CAR & TRUCK
ENTERPRISE CAR SALES	FIVE STAR FORD STONE MOUNTAIN
ENTERPRISE CAR SALES	FLAMINGO AUTO SALES
ENTERPRISE CAR SALES	FLEET SERVICES REMARKETING
ENTERPRISE CAR SALES	FLETCHER CHRYSLER PRODUCTS INC
ENTERPRISE CAR SALES	FLORENCE AUTO MART INC
ENTERPRISE LEASING CO OF	FLORIDA AUTO EXCHANGE
ENTERPRISE LEASING CO. OF ORL.	FLORIDA FINE CARS INC
ENTERPRISE LEASING COMPANY	FLORIDA TRUCK SALES
ENTERPRISE LEASING COMPANY	FLORIDA USED CARS INC
ENTERPRISE LEASING COMPANY	FLOW HONDA
ERNEST MOTORS, INC.	FLOW VOLKSWAGEN OF GREENSBORO
ERNIE PATTI AUTO LEASING &	FORD OF PORT RICHEY
ERWIN CHRYSLER PLYMOUTH DODGE	FORT MYERS TOYOTA INC.
ETTLESON HYUNDAI LLC	FORT WALTON BEACH
EXCLUSIVE MOTOR CARS LLC	FORT WAYNE CREDIT CONNECTION I
EXECUTIVE CARS LLC	FORTUNE MOTOR GROUP
EXOTIC MOTORCARS	FOX FORD LINCOLN MIDWEST LLC
EXPERT AUTO GROUP INC	FOXWORTHY AUTO SUPERSTORE
EXPRESS AUTO SALES	FRANK LETA AUTOMOTIVE OUTLET
EXPRESS MOTORS LLC	FRANK MYERS AUTO SALES, INC
EXTREME IMPORTS	FRANKIES AUTO SALES
EZ AUTO & TRUCK PLAZA II INC	FRED MARTIN FORD
E-Z WAY CAR SALES & RENTALS	FREEDOM AUTO SALES
FACIDEAL AUTO CENTER INC	FREEWAY MOTORCARS, INC.
FAIRLANE FORD SALES, INC.	FRENSLEY CHRYSLER PLYMOUTH

DEALER NAME	DEALER NAME
FRIDAY’S AUTO SALES, INC.	GORDON CHEVROLET-GEO
FRIENDLY FINANCE AUTO SALES	GR MOTOR COMPANY
FRONTIER MOTORS INC	GRANT CAR CONCEPTS
FUTURE AUTOMOTIVE LLC	GRANT MOTORS CORP.
G & R AUTO SALES CORP	GRAVITY AUTOS ROSWELL
G & W MOTORS INC	GREAT BRIDGE AUTO SALES
GAINESVILLE MITSUBISHI	GREAT LAKES CHRYSLER DODGE JEE
GANLEY CHEVROLET, INC	GREEN FORD, INC
GANLEY CHRYSLER JEEP DODGE INC	GREEN LIGHT CAR SALES
GANLEY EAST, INC	GREENBRIER DODGE OF CHES, INC.
GANLEY LINCOLN MERCURY	GREENE FORD COMPANY
GANLEY, INC	GREENLIGHT MOTORS, LLC
GARY SMITH FORD	GREEN’S TOYOTA
GASTONIA CHRYSLER JEEP DODGE	GREENWISE MOTORS
GATES CHEV PONT GMC BUICK	GREER NISSAN
GATEWAY AUTO PLAZA	GREG SWEET CHEVY BUICK OLDS
GATOR AUTOMOTIVE SALES, INC	GREG SWEET FORD INC
GATOR CHRYSLER-PLYMOUTH, INC.	GRIFFIN FORD SALES, INC.
GENE GORMAN AUTO SALES	GRIFFIN MOTOR CO, INC
GENERAL AUTO	GRIMALDI AUTO SALES INC
GENERAL AUTO LLC	GROGANS TOWNE CHRYSLER
GEN-X CORP	GROW AUTO FINANCIAL INC
GEOFF ROGERS AUTOPLEX	GS AUTO BROKERS LLC
GEORGIA BEST MOTORS	GULF ATLANTIC WHOLESALE INC
GEORGIA CHRYSLER DODGE	GULF COAST AUTO BROKERS, INC.
GEORGIA MOTORS	GULF MOTORS OF FT. MEYERS
GERALDA AUTO SALES	GWINNETT PLACE FORD
GERMAIN OF SARASOTA	GWINNETT PLACE NISSAN
GERMAIN TOYOTA	H & H AUTO SALES
GETTEL NISSAN OF SARASOTA	H & S AUTO SALES LLC
GETTEL TOYOTA	H H NISWANDER PONTIAC BUICK CA
GILBERT CHEVROLET COMPANY INC	HAASZ AUTO MALL, LLC
GLASSMAN OLDSMOBILE, INC.	HAGGERTY BUICK GMC INC
GLEN BURNIE AUTO EXCHANGE, INC	HAIMS MOTORS INC
GLENN BUICK GMC TRUCKS	HALLECK AUTO SALES
GLOBAL CONSULTANTS CO	HALLEEN KIA
GLOBE AUTO SALES	HAMILTON CHEVROLET INC
GLOVER AUTO SALES	HAMMCO INC
GMT AUTO SALES, INC	HANNA IMPORTS
GOLDEN OLDIES	HAPPY AUTO MART
GOOD SAM MOTORS INC	HAPPY CARS INC
GOOD TO GO AUTO SALES, INC.	HARBOR CITY AUTO SALES, INC.
GOODMAN CHEV OLDS CAD NISSAN	HARDIE’S USED CARS, LLC
GORDON CHEVROLET, INC.	HARDY CHEVROLET

DEALER NAME	DEALER NAME
HARRELSON NISSA	HOOVER MITSUBISHI CHARLESTON
HARRIET SALLEY AUTO GROUP LLC	HORACE G ILDERTON
HATFIELD HYUNDAI	HOSICK MOTORS INC
HATFIELD USED CAR CENTER	HT MOTORS INC
HAVANA FORD INC.	HUBLER AUTO PLAZA
HAWKINSON NISSAN LLC	HUBLER FINANCE CENTER
HAYDOCY PONTIAC-GMC TRUCK INC	HUBLER NISSAN, INC.
HEADQUARTER TOYOTA	HUDSON AUTO SALES
HEATH MOTORSPORTS	HUGH WHITE HONDA
HENDRICK CHRYSLER DODGE JEEP	HUNT AUTOMOTIVE, LLC
HENDRICK HONDA	HUNTER SUBARU HYUNDAI
HENDRICK HONDA	HUSTON MOTORS INC.
HENDRICKSCARS.COM	HWY 150 BUYERS WAY, INC.
HENNESSY MAZDA PONTIAC	HYUNDAI OF BRADENTON
HERITAGE AUTOMOTIVE GROUP	HYUNDAI OF LOUISVILLE
HERITAGE BUICK GMC HONDA	HYUNDIA OF GREER
HERITAGE CADILLAC-OLDS, INC.	HYUNDIA OF ORANGE PARK
HERITAGE MOTOR COMPANY	I AM CARS LTD
HERITAGE NISSAN	IAUTO INC
HIBDON MOTOR SALES	IDAHOSA MOTORS INC
HICKORY HOLLOW CARNIVAL KIA	IDEAL AUTO
HIDY ACURA	IDEAL USED CARS INC
HIGH Q AUTOMOTIVE CONSULTING	IMPERIAL MOTORS
HIGHLINE AUTOSPORTS	IMPERIAL SALES & LEASING INC
HIGHLINE IMPORTS, INC.	IMPEX AUTO SALES
HILLMAN MOTORS, INC.	IMPORT AUTO BROKERS INC
HILTON HEAD MITSUBISHI	INDIAN RIVER LEASING CO
HILTON HEAD NISSAN	INDOOR AUTO SALES, INC.
HOGSTEN AUTO WHOLESALE	INDY MOTORS SOUTH
HOLLAND BROTHERS MOTORS LLC	INDY MOTORSPORTS
HOLLYWOOD MOTOR CARS LLC	INDY’S UNLIMITED MOTORS
HOLLYWOOD MOTOR CO #1	INTEGRITY AUTO CENTER INC
HOLLYWOOD MOTOR CO #3	INTEGRITY AUTO PLAZA LLC
HOMESTEAD MOTORS	INTEGRITY AUTO SALES OF JACKSO
HOMETOWN AUTO MART, INC	INTEGRITY AUTOMOTIVE
HONDA CARS OF BRADENTON	INTERNATIONAL AUTO LIQUIDATORS
HONDA CARS OF ROCK HILL	INTERNATIONAL AUTO OUTLET
HONDA OF FRONTENAC	INTERNATIONAL AUTO WHOLESALERS
HONDA OF GAINESVILLE	INTERSTATE MOTORS LLC
HONDA OF OCALA	IRENKO AUTO SALES CORP
HONDA OF THE AVENUES	ISLAND MOTOR SALES
HONDA VOLVO OF JOLIET	IVAN LEONARD CHEVROLET
HOOVER AUTOMOTIVE LLC	J & M AFFORDABLE AUTO, INC.
HOOVER CHRYSLER PLYMOUTH DODGE	J & M MOTORS LLC

DEALER NAME	DEALER NAME
J&B AUTO SALES & BROKERAGE	JJDS AUTO WHOLE SALE LLC
JACK DEMMER FORD, INC.	JK AUTOMOTIVE GROUP LLC
JACK MAXTON CHEVROLET, INC	JOE COTTON FORD
JACKIE MURPHY’S USED CARS	JOE DENNIS MOTORS, LLC
JACK-SON AUTO SALES INC	JOE KIDD MITSUBISHI
JACKSONVILLE AUTO LINK INC	JOE WINKLE’S AUTO SALES LLC
JACKSONVILLE AUTO SALES LLC	JOHN BLEAKLEY FORD
JACOBY MOTORS INC	JOHN FINGER MAZDA
JADES AUTO SALE INC	JOHN HEISTER CHEVROLET
JAKE SWEENEY CHEVROLET, INC	JOHN HIESTER CHEVROLET
JAKE SWEENEY MAZDA WEST	JOHN HINDERER HONDA
JAKE SWEENEY SMARTMART INC	JOHN JENKINS, INC.
JAKMAX	JOHNNY WRIGHT AUTO SALES LLC
JAMES TAYLOR AUTOPARK LLC	JOHNNYS MOTOR CARS LLC
JAMESTOWN AUTO SALES INC	JOHNSON AUTOPLEX
JARRETT FORD MERCURY	JOHNSON’S AUTO INC
JARRETT FORD OF PLANT CITY	JOMAX AUTO SALES
JARRETT GORDON FORD INC	JOSEPH CHEVROLET OLDSMOBILE CO
JAX AUTO WHOLESALE, INC.	JOSEPH MOTORS
JAY HONDA	JOSEPH TOYOTA INC.
JC AUTOMAX	JT AUTO INC.
JC LEWIS FORD, LLC	JULIANS AUTO SHOWCASE, INC.
JEFF SCHMITT AUTO GROUP	JUST-IN-TIME AUTO SALES INC
JEFF SCHMITT COLUMBUS INC	K & B FINANCIAL SERVICES INC
JEFF WYLEF CHEVROLET OF	K T AUTO SALES LLC
JEFF WYLER CHEVROLET, INC	KACHAR’S USED CARS, INC.
JEFF WYLER CHRYSLER JEEP DODGE	KAHLER AUTO SALES LLC
JEFF WYLER FAIRFIELD, INC	KALER LEASING SERVICES INC
JEFF WYLER SPRINGFIELD, INC	KALS AUTO SALES, INC.
JEFFREYS AUTO EXCHANGE	KAR CONNECTION
JENKINS ACURA	KARL FLAMMER FORD
JENKINS NISSAN, INC.	KATHY’S KARS
JERRY HAGGERTY CHEVROLET INC	KAW VALLEY INDUSTRIAL INC
JERRY HUNT AUTO SALES	KCK AUTO SALES
JERRY WILSON’S MOTOR CARS	KDK AUTO BROKERS
JIM COGDILL DODGE CO	KEFFER PRE-OWNED SOUTH
JIM M LADY OLDSMOBILE INC	KEITH HAWTHORNE FORD OF
JIM ORR AUTO SALES	KEITH HAWTHORNE HYUNDAI, LLC
JIM SKINNER FORD INC	KEITH HAWTORNE FORD
JIM WALDRON MILLER ROAD INC	KEITH PIERSON TOYOTA
JIM WOODS AUTOMOTIVE, INC.	KELLEY BUICK GMC INC
JIMMIE VICKERS INC.	KELLY FORD
JIMMY BROCKMAN USED CARS	KELLY NISSAN INC
JIMMY SMITH PONTIAC BUICK GMC	KENDALL TOYOTA

DEALER NAME	DEALER NAME
KENNYS AUTO SALES, INC	LANGDALE HONDA KIA OF
KEN’S AUTOS	LANGDALE HYUNDAI
KENS KARS	LARRY JAY IMPORTS, INC
KERNERSVILLE DODGE	LARRY’S USED CARS
KEVINS CAR SALES	LASCO FORD INC
KEY CHRYLSER PLYMOUTH INC	LAWRENCEBURG CHEVROLET INC
KIA ATLANTA SOUTH	LEBANON FORD LINCOLN
KIA COUNTRY OF SAVANNAH	LEE’S AUTO SALES, INC
KIA OF GASTONIA	LEES SUMMIT NISSAN
KIA TOWN CENTER	LEGACY FORD MERCURY
KING AUTOMOTIVE, LLC	LEGACY MOTORS
KING MOTORS	LEGACY MOTORS #2
KINGDOM CHEVROLET INC	LEGACY TOYOTA
KINGDOM MOTOR CARS	LEXUS OF PEMBROKE PINES
KINGS FORD, INC	LGE CORP
KINGS HONDA	LIBERTY AUTO CITY INC
KINGS OF QUALITY AUTO SALES	LIBERTY FORD SOUTHWEST, INC
KISSELBACK FORD	LIBERTY MOTORS LLC
KLASSIC CARS LLC	LIBERTY USED MOTORS INC
KMAX INC	LINCOLNWAY SALES & SERVICE LLC
KNE MOTORS, INC.	LIPTON TOYOTA
KNH WHOLESALE	LITTLE RIVER TRADING CO OF
KNOX BUDGET CAR SALES & RENTAL	LOGANVILLE FORD
KOE-MAK CORP	LONGSTREET AUTO
KUHN MORGAN TOYOTA SCION	LOUDON MOTORS, INC
KUNES COUNTY FORD OF ANTIOCH	LOWERY BROS. OVERSTOCK LLC
L & M MOTORS, LLC	LOWEST PRICE TRANSPORTATION
LA AUTO STAR, INC.	LUCKY LINE MOTORS INC
LAFONTAINE AUTO GROUP	LUXOR AUTOMOTIVE INC
LAFONTAINE VOLKSWAGEN OF	LUXURY AUTO DEPOT
LAGRANGE MOTORS	LUXURY AUTO MALL
LAKE HARTWELL HYUNDAI	LUXURY CARS & FINANCIAL, INC.
LAKE NISSAN SALES, INC.	LUXURY IMPORTS AUTO SALES
LAKE NORMAN MOTORS LLC	LYNN HINES USED CARS
LAKE ST LOUIS AUTO	M & L MOTOR COMPANY, INC.
LAKE VIEW MOTORS INC	M & M AUTO GROUP INC
LAKELAND CAR COMPANY LLC	M & M AUTO SUPER STORE
LAKELAND CHRYSLER DODGE	MACHADO AUTO SELL LLC
LAKELAND NEW CAR ALTERNATIVE	MADINA AUTO BROKERS
LAKESIDE AUTO SALES, INC.	MAGIC IMPORTS OF
LALLY ORANGE BUICK PONTIAC GMC	MAHER CHEVROLET INC
LANDERS MCLARTY SUBARU	MAINLAND AUTO SALES INC
LANDMARK CDJ OF MONROE, LLC	MANASSAS AUTO TRUCK & TRACTOR
LANE 1 MOTORS	MANASSAS AUTOMOBILE GALLERY

DEALER NAME	DEALER NAME
MARANATHA AUTO	MGM AUTO SALES
MARANATHA CAR CO	MIA REPOS LLC
MARCH MOTORS INC.	MIAMI AUTO COLLECTION, INC
MARIETTA AUTO MALL CENTER	MIAMI AUTO SHOW LLC
MARK SWEENEY BUICK PONTIAC GMC	MIAMI CARS INTERNATIONAL INC
MARLOZ OF HIGH POINT	MICHAEL’S MOTOR CO
MARSHALL FORD	MID AMERICA AUTO EXCHANGE INC
MARSHALL MOTORS OF FLORENCE	MID AMERICA AUTO GROUP
MASTER CAR INTERNATIONAL, INC	MID ATLANTIC AUTO SALES INC
MASTER CARS	MID RIVERS MOTORS
MATHEWS BUDGET AUTO CENTER	MIDDLE TENNESSEE AUTO MART LLC
MATHEWS FORD INC.	MIDFIELD MOTOR COMPANY, INC.
MATHEWS FORD OREGON, INC	MIDSTATE MOTORS
MATIA MOTORS, INC	MID-TOWN MOTORS LLC
MATRIX AUTO SALES, INC.	MID-TOWNE AUTO CENTER, INC.
MATTHEWS MOTORS INC.	MIDWAY AUTO GROUP
MATTHEWS-HARGREAVES CHEVROLET	MIDWAY MOTORS
MAXIE PRICE CHEVROLETS OLDS,	MIDWEST AUTO STORE LLC
MAXIMUM DEALS, INC.	MIDWEST FINANCIAL SERVICES
MAXKARS MOTORS	MIDWEST MOTORS & TIRES
MAYSVILLE AUTO SALES	MIDWESTERN AUTO SALES, INC.
MAZDA OF SOUTH CHARLOTTE	MIG CHRYSLER DODGE JEEP RAM
MAZDA SAAB OF BEDFORD	MIKE BASS FORD
MAZDA WESTSIDE	MIKE CASTRUCCI CHEVY OLDS
MCABEE MOTORS	MIKE CASTRUCCI FORD OF ALEX
MCCLARY FORD INC	MIKE CASTRUCCI FORD SALES
MCCLUSKY AUTOMOTIVE LLC	MIKE REED CHEVROLET INC
MCGHEE AUTO SALES INC.	MIKES TRUCKS AND CARS
MCHUGH INC	MILE STRETCH AUTO SALES
MCJ AUTO SALES OF CENTRAL FLOR	MILFORD MOTORS, INC
MCKENNEY CHEVROLET	MILLENIUM AUTOMOTIVE GROUP
MCKENNEY-SALINAS HONDA	MILNER O’QUINN FORD SALES INC
MCVAY MOTORS, INC.	MILNES CHRYSLER DODGE JEEP
MD AUTO SALES LLC	MILTON B PRICE
MEADE BROTHERS AUTO LLC	MILTON DODGE CHRYSLER JEEP
MECHANICSVILLE TOYOTA	MINIVAN SOURCE, INC.
MEDINA AUTO BROKERS	MITCHELL MOTORS
MEDLIN MOTORS, INC.	MJ AUTO SALES
MELROSE PARK AUTO MALL	MLC MOTOR CARS
MEMBERS SALES AND LEASING INC	MLC MOTORCARS
METRO HONDA	MLM AUTOBROKERS LLC
METRO IMPORTS INC	MODERN CORP
METRO USED CARS	MONARCH CAR CORP
METROLINA AUTO SALES INC	MONTGOMERY MOTORS

DEALER NAME	DEALER NAME
MONZON AUTO SALES INC	NICKS AUTO MART
MOODY MOTORS	NIMNICHT CHEVROLET
MORGANS AUTO INC	NIMNICHT PONTIAC
MOTOR CAR CONCEPTS II	NISSAN OF GALLATIN
MOTOR CARS HONDA	NISSAN ON NICHOLASVILLE
MOTOR WORLD INC	NISSAN SOUTH
MOTORCARS TOYOTA	NITRO MOTORS LLC
MOTORHOUSE INC	NORTH ATLANTA AUTO SUPERSTORE
MOTORMAX OF GRAND RAPIDS	NORTH ATLANTA MOTORS LLC
MOTORVATION MOTOR CARS	NORTH BROTHERS FORD, INC
MR AUTO SALES	NORTH COAST AUTO MALL
MR CAR LLC	NORTH POINT CHRYSLER JEEP
MR DEALS AUTO SALES & SERVICE	NORTH POINT MOTORS, LLC
MTS AUTO MALL, INC.	NORTHERN KENTUCKY AUTO SALES
MUENSTERMAN MOTORS INC	NORTHSIDE AUTO SALES
MULLINAX FORD OF PALM BEACH	NORTHWOODS AUTOMOTIVE
MURPHY AUTO SALES	NOURSE CHILLICOTHE
MURPHY MOTOR CO	NUMBER ONE IN RADIO ALARMS INC
MURRAY’S USED CARS	OAKES AUTO INC
MV AUTO SALES	OCEAN AUTO BROKERS
MY CAR LLC	OCEAN HONDA
N & D AUTO SALES, INC.	O’CONNOR AUTOMOTIVE, INC
NALLEY HONDA	O’CONNORS AUTO OUTLER
NALLEY INFINITI	O’DANIEL MOTOR SALES, INC.
NAPLETON’S HYUNDAI	OHIO AUTO CREDIT
NAPLETONS NISSAN/NAPLETONS	OHIO MOTORS, INC.
NAPLETON’S NORTH PALM AUTO PK	OKOLONA MOTOR SALES
NAPLETON’S RIVER OAKS CHRYSLER	OLATHE FORD SALES, INC.
NAPLETON’S RIVER OAKS KIA	OLATHE KIA LLC
NASHVILLE MOTOR CARS PREMIER	OLD SOUTH SALES INC.
NATIONAL ADVANCE CORP	OLE BEN FRANKLIN MOTORS
NATIONAL AUTO SALES	OLIVER C. JOSEPH, INC.
NATIONAL CAR MART, INC	ON THE ROAD AGAIN, INC.
NATIONAL ROAD AUTOMOTIVE LLC	ON TRACK AUTO MALL, INC.
NELSON AUTO GROUP	ONYX MOTORS
NELSON AUTO SALES	ORLANDO AUTOMOTIVE GROUP LLC
NELSON MAZDA	ORLANDO AUTOS
NELSON MAZDA RIVERGATE	OSCAR MOTORS CORPORATION
NEW CENTURY AUTO SALES INC	OVERLAND PARK MAZDA
NEW GENERATION MOTORS INC	OXMOOR FORD LINCOLN MERCURY
NEWPORT AUTO GROUP	OXMOOR HYUNDAI
NEWTON’S AUTO SALES, INC.	OXMOOR MAZDA
NEXT CAR INC	P & C MOTOR INC
NICHOLAS DATA SERVICES, INC.	PACE CAR

DEALER NAME	DEALER NAME
PACE CHEVROLET BUICK GMC	PINEVILLE IMPORTS
PACE MOTOR COMPANY	PLAINFIELD AUTO SALES, INC.
PALM AUTOMOTIVE GROUP	PLAINFIELD FAMILY AUTO & REPAI
PALM BAY FORD	PLAZA LINCOLN MERCURY
PALM BAY MOTORS	PLAZA PONTIAC BUICK GMC INC
PALM BEACH AUTO DIRECT	PORTAL AUTOMOTIVE INC
PALM CHEVROLET	POTAMKIN HYUNDAI, INC.
PALM CHEVROLET OF GAINESVILLE	PREFERRED AUTO
PALM COAST FORD	PREMIER AUTO BROKERS, INC.
PALMETTO FORD	PREMIER AUTO EXCHANGE
PALMETTO WHOLESALE MOTORS	PREMIER AUTOWORKS SALES &
PAPPADAKIS CHRYSLER DODGE JEEP	PREMIER MOTORCAR GALLERY
PAQUET AUTO SALES	PREMIERE CHEVROLET, INC.
PARADISE MOTOR SPORTS	PREMIUM AUTO BY RENT
PARAMOUNT AUTO	PREMIUM MOTORS LLC
PARK AUTO MALL, INC	PRESTIGE AUTO MALL
PARKS AUTOMOTIVE, INC	PRESTIGE AUTO SALES II INC
PARKS CHEVROLET - GEO	PRESTIGE MOTORS
PARKS CHEVROLET, INC	PRESTIGE MOTORS OF VIERA
PARKWAY MITSUBISHI	PRESTON AUTO OUTLET
PARKWAY MOTORS INC	PRICE RIGHT STERLING HEIGHTS
PARKWAY MOTORS INC	PRICED RIGHT CARS, INC
PATRICK O’BRIEN JR CHEVROLET	PRICELESS AUTO SALES
PAUL CERAME KIA	PRIME MOTORS INC
PAUL CLARK ENTERPRISES INC	PRIME MOTORS, INC.
PAUL MILLER FORD, INC.	PRIME TIME MOTORS LLC
PAYLESS MOTORS LLC	PRO MOTION CO INC
PCT ENTERPRISES OF FLORIDA LLC	PROCAR
PEACH MOTORS LLC	PROFESSIONAL AUTO SALES
PEGGY’S AUTO SALES	PROVIDENCE AUTO GROUP LLC
PELHAM’S AUTO SALES	QUALITY CARS INC
PENSACOLA AUTO BROKERS, INC	QUALITY IMPORTS
PERFORMANCE CHEVROLET BMW	QUALITY PLUS MOTOR
PERFORMANCE CHRYSLER JEEP DODG	R & B CAR COMPANY
PERFORMANCE GMC OF	R & W AUTOMOTIVE SALES, INC.
PERFORMANCE HONDA	R & Z 2 AUTO SALES
PETE MOORE CHEVROLET, INC	R.H. CARS, INC.
PETE MOORE IMPORTS, INC	RAD MOTORSPORTS LLC
PETERS AUTO SALES, INC.	RALEIGH PRE-OWNED INC
PHILLIPS CHRYSLER-JEEP, INC	RANKL & RIES MOTORCARS, INC
PHILMARK INC	RAY CHEVROLET
PHOENIX SPECIALTY MOTORS CORP	RAY SKILLMAN EASTSIDE
PILES CHEV-OLDS-PONT-BUICK	RAY SKILLMAN FORD INC.
PINELLAS MOTORS INC	RAY SKILLMAN OLDSMOBILE AND

DEALER NAME	DEALER NAME
RAY SKILLMAN WESTSIDE	ROUNTREE-MOORE INC
RAYMOND CHEVROLET KIA	ROUSH HONDA
RE BARBER FORD INC	ROUTE 4 BUDGET AUTO
READY CARS INC	ROY O’BRIEN, INC
REALITY AUTO SALES INC	ROYAL AUTO SALES
REDMOND AUTOMOTIVE	ROYAL OAK FORD SALES, INC.
REDSKIN AUTO SALES INC	RP AUTOMOTIVE LLC
REGAL PONTIAC, INC.	RPM AUTO SALES
REGIONAL WHOLESALE	RT 177 AUTO SALES INC
RENEWIT CAR CARE	RUSSELL AUTO SALES
REVOLUTION MOTORS LLC	RYAN’S AUTO SALES
RFJ ENTERPRISES LLC	S S AUTO INC
RICART FORD USED	SABISTON MCCABE AUTO SOLUTIONS
RICE AUTO SALES	SAM GALLOWAY FORD INC.
RICE TOYOTA	SANDERSON AUTO SALES INC
RICHARD HUGES AUTO SALES	SANDY SANSING MAZDA INC
RICHMOND FORD	SANSING CHEVROLET, INC
RICK CASE ATLANTA	SAULS MOTOR COMPANY, INC.
RICK HENDRICK CHEVROLET	SAVANNAH AUTO
RIDE AMERICA AUTO SALES	SAVANNAH AUTOMOTIVE GROUP
RIDE TIME, INC.	SAVANNAH SPORTS AND IMPORTS
RIGHT PRICE MOTORS, INC	SAVANNAH TOYOTA & SCION
RIGHTWAY AUTOMOTIVE CREDIT	SC AUTO SALES
RIGHTWAY AUTOMOTIVE CREDIT	SCARRITT MOTORS INC
RIGHTWAY AUTOMOTIVE CREDIT	SCHAUMBURG HYUNDAI
RIGHTWAY AUTOMOTIVE CREDIT	SCOGGINS CHEVROLET OLDS BUICK
RIOS MOTORS	SELECT AUTO SALES
RIVERSIDE MOTORS, INC	SELECT AUTO SALES
RIVIERA AUTO SALES SOUTH, INC.	SELECT MOTORS OF TAMPA INC.
RIV’S MOTORSPORTS	SELECTIVE AUTO & ACCESSORIES
RML HUNTSVILLE AL AUTOMOTIVE	SELECTIVE AUTO SOURCE
ROB PARTELO’S WINNERS	SERRA NISSAN VOLKSWAGON
ROBERT LEE AUTO SALES INC	SHAD MITSUBISHI
ROCK BOTTOM AUTO SALES, INC.	SHAMRA LLC
ROCKENBACH CHEVROLET SALES INC	SHARP CARS OF INDY
ROD HATFIELD CHRYSLER DGE JEEP	SHAWNEE MOTORS GROUP
ROGER WILLIAMS AUTO SALES	SHEEHAN PONTIAC
ROGER WILSON MOTORS INC	SHEEHY FORD INC
RON BUTLER MOTORS, LLC	SHERDAN ENTERPRISES LLC
ROSE CITY MOTORS	SHERMAN DODGE
ROSEN HYUNDAI OF ALGONQUIN LLC	SHERWOOD AUTO & CAMPER SALES
ROSEN NISSAN	SHERWOOD OF SALISBURY INC
ROSS’S AUTO SALES	SHOALS UNIVERSITY KIA
ROUEN MOTORWORKS LTD	SHOOK AUTO INC

DEALER NAME	DEALER NAME
SHORELINE AUTO CENTER INC	STAR AUTO SALES
SHOW ME AUTO MALL INC	STAR MOTORS
SHUTT ENTERPRISES INC	STARK AUTO GROUP
SIGN & DRIVE AUTO SALES LLC	STARK AUTO SALES
SIGN & DRIVE MOTORS LLC	STARRS CARS AND TRUCKS, INC
SIGNATURE MOTORS USA LLC	STATE AUT GROUP LLC
SIMON SAYS ETC CORP	STATE STREET AUTO SALES
SIMPLE AUTO SOLUTIONS LLC	STATELINE CHRYSLER DODGE JEEP
SIMS BUICK PONTIAC, LLC	STEARNS MOTORS OF NAPLES
SINA AUTO SALES, INC.	STEELY LEASE SALES
SINCLAIR DAVE LINCOLN MERCURY	STEPHEN A FINN AUTO BROKER
SKY AUTOMOTIVE GROUP CORP	STERLING AUTO SALES
SMH AUTO	STEVE AUSTINS AUTO GROUP INC
SMITHFIELD AUTO & TRUCK CENTER	STEVE RAYMAN CHEVROLET, LLC
SNAP CAR BUYING	STEWART AUTO GROUP OF
SOLAR AUTO SALES INC	STEWART MOTORS
SOUTH BEACH MOTOR CARS	STINGRAY CHEVROLET BARTOW LLC
SOUTH COUNTY AUTO PLAZA	STL AUTO BROKERS
SOUTH DADE TOYOTA	STOKES AUTOMOTIVE INC
SOUTH I-75 CHRYSLER DODGE JEEP	STOKES BROWN TOYOTA SCION
SOUTH MOTOR COMPANY OF DADE	STOKES HONDA CARS OF BEAUFORT
SOUTH MOTORS HONDA	STOKES KIA
SOUTHEAST JEEP EAGLE	STOKES MAZDA
SOUTHERN AUTO BROKERS	STONECREST TOYOTA
SOUTHERN AUTOMOTIVE ENTERPRISE	STREETLIGHT AUTO SALES, INC.
SOUTHERN CUSTOM MOTORS	STUCKEY’S CHEVROLET BUICK
SOUTHERN STAR AUTOMOTIVE	SUBARU CONCORD
SOUTHERN STATES NISSAN, INC.	SUBARU OF MCDONOUGH, LLC
SOUTHERN TRUST AUTO SALES	SUBARU OF PEMBROKE PINES
SOUTHFIELD JEEP-EAGLE, INC.	SUBURBAN AUTO SALES
SOUTHGATE FORD	SUBURBAN CHRYSLER JEEP DODGE
SOUTHPORT MOTORS	SUMMIT PRE-OWNED OF RALEIGH
SOUTHTOWNE ISUZU	SUN HONDA
SPACE & ROCKET AUTO SALES	SUN STATE AUTO INC
SPIRIT CHEVROLET-BUICK INC.	SUN TOYOTA
SPIRIT FORD INC	SUNCOAST FLORIDA AUTO SALES
SPITZER DODGE	SUNCOAST KIA
SPITZER MOTOR CITY	SUNFLOWER AUTO PLAZA LLC
SPORT MITSUBISHI	SUNSET CHEVROLET INC.
SPORTS AND IMPORTS, INC.	SUNSET MOTORS
SPORTS CENTER IMPORTS INC	SUNSHINE AUTO BROKERS INC
ST LOUIS AUTO BROKERS	SUNSTATE FORD
ST LOUIS CARS & CREDIT INC	SUNTRUP NISSAN VOLKSWAGEN
STANFIELD AUTO SALES	SUPER AUTO SALES

DEALER NAME	DEALER NAME
SUPER AUTO SALES	THE CAR CABANA OF
SUPER AUTOS MIAMI	THE CAR CENTER
SUPERIOR ACURA	THE CAR CENTER, LLC
SUPERIOR AUTO SALES	THE CAR CONNECTION, INC.
SUPERIOR HYUNDAI SOUTH	THE CAR SHACK
SUPERIOR KIA	THE CAR SHOPPE LLC
SUPERIOR MOTORS NORTH	THE CAR STORE INC.
SUPERIOR PONTIAC BUICK GMC,INC	THE CORNER AUTO SALES
SUPERSTORE BUYHERE PAYHERE LLC	THE LUXURY AUTOHAUS INC.
SUSKI CHEVROLET BUICK INC	THE MOTOR GROUP LLC
SUSKI USED CARS LLC	THE REPO STORE
SUSKIS AUTO SALES	THE TRUCK JUNCTION, INC
SUTHERLIN NISSAN MALL OF GA.	THE WHOLESALE OUTLET INC
SUTHERLIN NISSAN OF FT. MYERS	THOMAS AUTO MART, INC.
SUZUKI OF NASHVILLE	THOMASVILLE TOYOTA
SWEENEY BUICK PONTIAC GMC	THORNTON CHEVROLET, INC
TAMIAMI FORD, INC.	THOROUGHBRED FORD INC
TAMPA HONDALAND	THRIFTY OF GRAND RAPIDS
TAMPABAYAUTOS.NET	TIFFIN FORD LINCOLN MERCURY
TARGET AUTOMOTIVE	TILLMAN AUTO LLC
TAYLOR AUTO SALES INC.	TIM FRENCH SUPER STORES, LLC
TAYLOR MORGAN INC	TKP AUTO SALES INC
TAYLOR’S AUTO SALES	TOM BUSH AUTO PLEX
TDR AUTO PLAZA LLC	TOM DAVID MOTORS, INC.
TEAM AUTOMOTIVE	TOM GILL CHEVROLET
TEAM HONDA	TOM HOLZER FORD
TEAM NISSAN OF MARIETTA	TOM KELLEY BUICK GMC PONTIAC
TED A REA INC	TOM STENHOUWER AUTO SALES INC
TED CIANOS USED CAR CENTER	TONY ON WHEELS INC
TENA AUTOMOTIVE LLC	TONY’S AUTO SALES OF
TENNESSEE AUTO SALES	TOP CHOICE AUTO
TENNYSON CHEVROLET, INC.	TOP GUN AUTO SALES LLC
TERRE HAUTE AUTO AND EQUIPMENT	TOTAL CYCLE CARE INC
TERRY CULLEN CHEVROLET	TOWN & COUNTRY AUTO & TRUCK
TERRY LABONTE CHEVROLET	TOWN & COUNTRY AUTO SALES, LLC
TESSONE MOTORS SALES INC	TOWNE AUTO BROKERS
THE 3445 CAR STORE, INC.	TOWNE EAST AUTO
THE AUTO GROUP LLC	TOWNSEND IMPORTS
THE AUTO PARK INC	TOYOTA OF CINCINNATI
THE AUTO STORE	TOYOTA OF GOLDSBORO
THE AUTO STORE	TOYOTA OF HOLLYWOOD
THE AUTO STORE	TOYOTA OF LOUISVILLE, INC.
THE AUTOBLOCK	TOYOTA OF MUNCIE
THE CAR BARN	TOYOTA WEST/SCION WEST

DEALER NAME	DEALER NAME
TRIAD AUTOPLEX	VANTAGE MOTORS LLC
TRI-CITY AUTO MART	VAS
TRI-COUNTY CHRYSLER PRODUCTS	VELOCITY MOTORS INC
TRIDENT AUTOMOTIVE	VERACITY MOTOR COMPANY LLC
TRINITY AUTOMOTIVE	VIC CANEVER CHEVROLET INC
TROPICAL AUTO OUTLET	VICTORIA MOTORS, LLC
TROPICAL AUTO SALES	VICTORY AUTO EXPRESS INC
TROUTMAN MOTORS, INC.	VICTORY CHEVROLET LLC
TROY FORD INC	VICTORY HONDA OF MONROE
TRYON AUTO MALL	VICTORY HONDA OF PLYMOUTH
TWIN CITY CARS INC	VILLAGE AUTOMOTIVE
TWISTED METAL MOTORS LLC	VINCE WHIBBS PONTIAC-GMC
U.S. AUTO GROUP, INC.	VIP AUTO ENTERPRISES INC
U-DRIVE	VIP AUTO GROUP, INC.
U-DRIVE AUTO LLC	VIP AUTO SALES
UNIQUE AUTO EXCHANGE INC	VIRGINA MOTOR CO.
UNITED AUTO SALES	VIZION AUTO
UNITED SALES AND LEASING, INC	VOGUE MOTOR CO INC
UNITED VEHICLE SALES	VOLVO OF FT. MYERS
UNIVERSAL AUTO PLAZA	VOLVO OF OCALA
UNIVERSITY HYUNDAI OF DECATUR	VOSS CHEVROLET INC
UNIVERSITY NISSAN	VULCAN MOTORS LLC
UNLIMITED AUTOMOTIVE	VW OF ORANGE PARK
UNWIN AUTO SALES LLC	WADE FORD INC
UPPER MARLBORO FORD LLC	WADKINS CARS & TRUCKS INC
US 1 CHRYSLER DODGE JEEP	WAGNER SUBARU
US AUTO MART INC	WALDEN AUTOMOTIVE ENTERPRISES
US MOTORS	WALDORF FORD, INC.
USA AUTO & LENDING INC	WALKER AUTO GROUP
USA AUTO & TRUCK, INC.	WALKER FORD CO., INC.
USA MOTORCARS	WALSH AUTO BODY, INC
USED AUTO IMPORTS OF FLORIDA	WALSH HONDA
USED CAR FACTORY INC	WALT SWEENEY FORD, INC
USED CAR SUPERMARKET	WALTERS AUTO SALES AND RENTALS
V & V AUTO CENTER INC	WANTED WHEELS INC
VA CARS INC	WARSAW BUICK GMC
VADEN NISSAN, INC.	WASHINGTON BLVD MOTORS
VALLEY MITSUBISHI	WAYNE THOMAS CHEVROLET, INC.
VAN PAEMEL SALES	WAYNESVILLE AUTO MART
VANN YORK NISSAN, INC.	WE-FI MOTORS LLC
VANN YORK PONTIAC BUICK GMC	WEINE AUTO SALES EAST
VANN YORK PONTIAC, INC.	WEINLE AUTO SALES
VANN YORK TOYOTA, INC	WEST CLAY MOTOR COMPANY LLC
VANS AUTO SALES	WEST COAST CAR & TRUCK SALES

DEALER NAME	DEALER NAME
WEST COUNTY NISSAN LLC	WINDSOR AUTO SALES
WEST END AUTO SALES & SERVICE	WINTER PARK AUTO EXCHANGE INC
WEST KENDALL TOYOTA	WINTER PARK AUTO MALL CORP
WEST SIDE TOYOTA	WOODBRIDGE MOTORS, INC.
WESTSIDE AUTO	WORLD AUTO NET INC
WESTSIDE MOTOR CO	WORLD CLASS MOTORS
WHEEL UNIK AUTOMOTIVE &	WORLEY AUTO SALES
WHEELS & DEALS AUTO SALES	WOW CAR COMPANY
WHEELS & DEALS AUTO SALES OF	WWW.GETAUCTIONCARS.COM
WHEELS & MOTORS LLC	WYRICK AUTO SALES
WHEELS FOR SALE BY OWNER &	XL1 MOTORSPORTS, INC
WHEELS MOTOR SALES	YADKIN ROAD AUTO MART
WHITE ALLEN CHEVROLET SUBARU	YARK AUTOMOTIVE GROUP, INC
WHITEWATER MOTOR COMPANY INC	YERTON LEASING & AUTO SALES
WHOLESALE DIRECT	YOUR DEAL AUTOMOTIVE
WHOLESALE, INC	ZAPPIA MOTORS
WILDWOOD MOTORS	ZEIGLER CHRYSLER DODGE JEEP
WILLETT HONDA SOUTH
WILMINGTON AUTO CENTER